UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 8, 2004
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

We filed a Form 8-K dated April 8, 2004, with regard to the acquisitions of Best on the Boulevard and Paradise Valley Marketplace, without the requisite financial information. Accordingly we are filing this Form 8-K/A to include that financial information.

Item 7. Financial Statements and Exhibits

  Financial Statements

Paradise Valley Marketplace:

Report of Independent Registered Public Accounting Firm	F-15

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-16

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-17

Best on the Boulevard:

Report of Independent Registered Public Accounting Firm	F-19

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-20

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-21

Bluebonnet Parc:

Report of Independent Registered Public Accounting Firm	F-23

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-24

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-25

North Rivers Town Center:

Report of Independent Registered Public Accounting Firm	F-27

Historical Summary of Gross Income and Direct Operating Expenses for the period of October 1,   2003 (commencement of operations) to December 31, 2003 and the three months ended March   31, 2004 (unaudited)

F-28

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period of   October 1, 2003 (commencement of operations) to December 31, 2003 and the three months   ended March 31, 2004 (unaudited)

F-29

Arvada Marketplace and Connection:

Report of Independent Registered Public Accounting Firm	F-31

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-32

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-33

Eastwood Towne Center:

Report of Independent Registered Public Accounting Firm	F-35

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-36

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-37

Watauga Pavilion:

Report of Independent Registered Public Accounting Firm	F-39

Historical Summary of Gross Income and Direct Operating Expenses for the period of August 15,   2003 (commencement of operations) to December 31, 2003 and the three months ended March   31, 2004 (unaudited)

F-40

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period of   August 15, 2003 (commencement of operations to December 31, 2003 and the three months   ended March 31, 2004 (unaudited)

F-41

Northpointe Plaza:

Report of Independent Registered Public Accounting Firm	F-43

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-44

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-45

Plaza Santa Fe II:

Report of Independent Registered Public Accounting Firm	F-47

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-48

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-49

Pine Ridge Plaza:

Report of Independent Registered Public Accounting Firm	F-51

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-52

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-53

Huebner Oaks Center:

Report of Independent Registered Public Accounting Firm	F-55

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-56

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-57

Alison's Corner:

Historical Summary of Gross Income and Direct Operating Expenses for the period of September 1, 2003 (commencement of operations) through December 31, 2003 and the three months ended March 31, 2004 (unaudited)

F-59

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)	F-60

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By: /s/ Lori J. Foust

Name: Lori J. Foust

Title: Principal Accounting Officer

Date: June 16, 2004

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2004
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties indicated in Note B had occurred on March 31, 2004.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 2004, nor does it purport to represent our future financial position. No pro forma adjustments have been made for any potential property acquisitions identified as of June 14, 2004. The Company does not consider these properties as probable under Regulation 3-14 as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of June 14, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2004
(unaudited)
	Historical	Pro Forma
	(A)	Adjustments	Pro Forma
Assets

Net investment properties (B)	$470,809,867	461,294,000	932,103,867
Acquired intangibles (B) (D)	47,923,162	26,494,000	74,417,162
Cash and cash equivalents	195,670,934	(40,000,000)	155,670,934
Restricted cash	2,340,112	-	2,340,112
Accounts and rents receivable	2,436,198	-	2,436,198
Due from affiliates	2,011,620	-	2,011,620
Other assets	6,366,548	-	6,366,548
Loan fees	2,055,614	-	2,055,614

Total assets	$729,614,055	447,788,000	1,177,402,055

Liabilities and Stockholders' Equity

Accounts payable	418,729	-	418,729
Accrued offering costs to affiliates	3,469,451	-	3,469,451
Tenant improvement payable	1,982,504	-	1,982,504
Accrued interest payable	526,315	-	526,315
Accrued real estate taxes	2,243,406	-	2,243,406
Distributions payable	2,530,855	-	2,530,855
Mortgage payable (B) (E)	210,394,891	206,281,500	416,676,391
Line of credit	70,000,000	-	70,000,000
Acquired intangibles (B) (D)	11,045,204	3,641,000	14,686,204
Advances from sponsor	2,369,139	-	2,369,139
Security deposits	703,670	-	703,670
Prepaid rental and recovery income	622,627	-	622,627
Restricted cash liability	2,340,112	-	2,340,112

Total liabilities	308,646,903	209,922,500	518,569,403

Common stock (C)	48,231	27,030	75,261
Additional paid-in capital (net of offering costs) (C)	427,971,650	237,838,470	665,810,120
Accumulated distributions in excess of net income (loss)	(7,052,729)	-	(7,052,729)

Total stockholders' equity	420,967,152	237,865,500	658,832,652

Total liabilities and stockholders' equity	$729,614,055	447,788,000	1,177,402,055

See accompanying notes to pro forma consolidated balance sheet.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
March 31, 2004
(unaudited)

  The historical column represents our Consolidated Balance Sheet as of March 31, 2004 as filed with the Securities Exchange Commission on Form 10-Q. As of March 31, 2004, the Company had sold 47,973,346 shares to the public and 237,469 shares were issued pursuant to the Company's distribution reinvestment program. As a result, the Company received $481,947,540 of gross offering proceeds. In addition, the Company received the Advisor's capital contribution of $200,000 for which the Advisor was issued 20,000 shares.

  The pro forma adjustments reflect the acquisition of the following properties. The mortgages payable represent mortgages obtained from a third party, either assumed as part of the acquisition or subsequent to acquisition. No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant:

	Acquisition	Mortgage
	Price	Payable

Paradise Valley Marketplace	$28,510,000	15,680,500
Best on the Boulevard	35,500,000	19,525,000
Bluebonnet Parc	22,000,000	12,100,000
North Rivers Town Center	20,100,000	11,050,000
Alison's Corner	7,042,000	3,850,000
Arvada Marketplace and Arvada Connection	51,550,000	-
Eastwood Towne Center	85,000,000	-
Watauga Pavilion	35,668,000	19,617,000
Northpointe Plaza	48,500,000	30,850,000
Plaza Santa Fe II	30,970,000	17,600,000
Eckerds - Greer	3,069,000	-
Eckerds - Kill Devil Hills	3,650,000	-
Eckerds - Columbia	3,260,000	-
Eckerds - Crossville	2,625,000	-
Pine Ridge Plaza	26,982,000	-
Huebner Oaks Center	79,721,000	-

Total	$484,147,000	130,272,500

Allocation of net investments in properties:
Land	$98,259,250
Building and improvements	363,034,750
Acquired in-place lease intangibles	21,850,000
Acquired above market lease intangibles	4,644,000
Acquired below market lease intangibles	(3,641,000)

Total	$484,147,000

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
March 31, 2004
(unaudited)

  Additional offering proceeds of $270,300,000, net of additional offering costs of $32,434,432 are reflected as received as of March 31, 2004, prior to the purchase of the properties and are limited to offering proceeds necessary to acquire the properties and offering proceeds actually received as of June 14, 2004. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

  Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant. The value of the acquired leases will be amortized over the lease term.

  Additional mortgages payable of $206,281,500, reflected as funded as of March 31, 2004, includes $130,272,500 of mortgages payable obtained subsequent to the acquisition of the properties described in (B) and $76,009,000 of new financing placed on previously acquired properties.

  No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2004
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2003 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of June 14, 2004. The Company does not consider these properties as probable under Regulation 3-14 as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of June 14, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties. No pro forma adjustments were made for the Eckerds - Greer, Eckerds - Kill Devil Hills, Eckerds - Columbia or the Eckerds - Crossville, as the properties were completed in 2004 and there were no significant operations prior to our acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the quarter ended March 31, 2004, nor does it purport to represent our future results of operations.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2004 (unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income	$7,553,005	11,483,771	19,036,776
Additional rent	1,754,338	2,703,986	4,458,324
Interest income	209,607	-	209,607

Total income	9,516,950	14,187,757	23,704,707

General and administrative expenses	793,367	-	793,367
Advisor asset management fee (D)	-	-	-
Property operating expenses	1,607,457	3,412,272	5,019,729
Management fee (G)	413,415	634,203	1,047,618
Interest expense (I)	2,558,593	2,335,895	4,894,488
Depreciation (E)	2,599,306	3,747,792	6,347,098
Amortization (H)	1,093,580	789,467	1,883,047
Acquisition costs	415,464	-	415,464

Total expenses	9,481,182	10,919,629	20,400,811

Net income (loss)	$35,768	3,268,128	3,303,896

Weighted average number of shares of common stock outstanding, basic and diluted (F)	32,314,792		75,261,000

Net income (loss) per share, basic and diluted (F)	-		.04

See accompanying notes to pro forma consolidated statement of operations.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2004
(unaudited)

  The historical information represents the historical statement of operations of the Company for the period from January 1, 2004 to March 31, 2004 as filed with the Securities Exchange Commission on Form 10-Q.
  Total pro forma adjustments for acquisitions consummated as of June 14, 2004 are as though the properties were acquired January 1, 2003. No adjustment was made for Eckerds - Greer, Eckerds - Kill Devil Hills, Eckerds - Columbia, and Eckerds - Crossville as the properties were completed in 2004 and there were no significant operations prior to our acquisition.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$11,499,869	(16,098)	11,483,771
Additional rental income	2,703,986	-	2,703,986

Total income	14,206,855	(16,098)	14,187,757

Advisor asset management fee	-	-	-
Property operating expenses	3,412,272	-	3,412,272
Management fees	-	634,203	634,203
Interest expense	-	2,335,895	2,335,895
Depreciation	-	3,747,792	3,747,792
Amortization	-	789,467	789,467

Total expenses	3,412,272	7,507,357	10,919,629

Net income (loss)	$10,791,583	(7,523,455)	3,268,128

  Unaudited combined gross income and direct operating expenses based on information provided by the Seller for the following properties:

Newnan Crossing II, Hickory Ridge, CorWest Plaza, Metro Square (Super Value) Center, Larkspur Landing, North Ranch Pavilion, La Plaza Del Norte, MacArthur Crossing, Promenade at Red Cliff, Peoria Crossings, Dorman Center, Heritage Towne Crossing, Paradise Valley Marketplace, Best on the Boulevard, Bluebonnet Parc, North Rivers Town Center, Alison's Corner, Arvada Connection and Arvada Marketplace, Eastwood Town Center, Watauga Pavilion, Northpointe Plaza, Plaza Santa Fe II, Pine Ridge Plaza and Huebner Oaks Center.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2004
(unaudited)

  The advisor asset management fee is expected to be subordinated to the shareholders' receipt of a stated return thus no amount is reflected.

  Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements and in-place lease intangibles will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

  The pro forma weighted average shares of common stock outstanding for the three months ended March 31, 2004 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement.

  The value of the acquired leases will be amortized over the lease term.

  The pro forma adjustments relating to interest expense were based on the following debt terms:
	Principal	Interest	Maturity
Property	Balance	Rate (%)	Date
CorWest Plaza	$18,150,000	4.560	02/09
Stony Creek	14,162,000	4.770	01/11
Hickory Ridge	23,650,000	4.531	02/09
Shaw's Supermarket (New Britain)	6,450,000	4.684	11/28
Larkspur Landing	33,630,000	4.450	02/09
La Plaza del Norte	32,528,000	4.610	03/10
Newnan Crossing	21,543,000	4.380	03/09
Peoria Crossings	20,497,000	4.090	04/09
North Ranch Pavilion	10,157,000	4.120	04/09
Metro Square Center	6,067,000	4.280	04/09
MacArthur Crossing	12,700,000	4.290	05/09
Pavilion at Kings Grant	5,342,000	4.390	05/09
Promenade at Red Cliff	10,590,000	4.290	05/09
Dorman Center	27,610,000	4.180	05/09
Heritage Towne Crossing	8,950,000	4.374	06/09
Eckerds - Edmond	1,850,000	4.374	06/09
Eckerds - Norman	2,900,000	4.374	06/09
Best on the Boulevard	19,525,000	3.990	05/09
Bluebonnet Parc	12,100,000	4.372	05/09
Alison's Corner	3,850,000	4.272	06/10
North Rivers Town Center	11,050,000	4.760	05/09
Paradise Valley Marketplace	15,680,500	4.550	05/09
Watauga Pavilion	19,617,000	4.140	06/10
Northpointe Plaza	30,850,000	4.272	05/09
Plaza Santa Fe II	17,600,000	6.20	12/12

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2003 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of June 14, 2004. The Company does not consider these properties as probable under Regulation 3-14 as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of June 14, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties. No pro forma adjustments were made for the Eckerds-Edmond and the Eckerds-Norman as the properties were completed in 2003 and there were no significant operations prior to our acquisition. No pro forma adjustments were made for the Eckerds-Greer, Eckerds-Kill Devil Hills, Eckerds-Columbia or the Eckerds-Crossville, as the properties were completed in 2004 and there were no significant operations prior to our acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2003, nor does it purport to represent our future results of operations.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003 (unaudited)

		Pro Forma	Pro Forma
	Historical	Adjustments	Adjustments
	(A)	(B)	(C)	Pro Forma

Rental income	$606,645	57,979,674	4,687,314	63,273,633
Additional rent	137,988	12,837,429	1,505,480	14,480,897
Interest income	37,648	-	-	37,648

Total income	782,281	70,817,103	6,192,794	77,792,178

General and administrative expenses	315,263	-	-	315,263
Advisor asset management fee (D)	-	-	-	-
Property operating expenses	126,617	16,900,341	1,680,811	18,707,769
Management fee (G)	16,627	3,176,932	298,802	3,492,361
Interest expense (I)	135,735	13,802,462	2,268,560	16,206,757
Depreciation (E)	140,497	19,680,339	1,864,172	21,685,008
Amortization (H)	81,558	4,660,336	754,290	5,496,184
Acquisition costs	139,263	-	-	139,263

Total expenses	955,560	56,220,410	6,866,635	66,042,605

Net income (loss)	$(173,279)	12,596,693	(673,841)	11,749,573

Weighted average number of shares of common stock outstanding, basic and diluted (F)	2,520,986			75,261,000

Net income (loss) per share, basic and diluted (F)	(.07)			.16

See accompanying notes to pro forma consolidated statement of operations.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

  The historical information represents the historical statement of operations of the Company for the period from March 5, 2003 (inception) to December 31, 2003 as filed with the Securities Exchange Commission on Form 10-K.
  Total pro forma adjustments for acquisitions consummated as of June 14, 2004 are as though the properties were acquired January 1, 2003.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$57,572,398	407,276	57,979,674
Additional rental income	12,837,429	-	12,837,429

Total income	70,409,827	407,276	70,817,103

Advisor asset management fee	-	-	-
Property operating expenses	16,900,341	-	16,900,341
Management fees	-	3,176,932	3,176,932
Interest expense	-	13,802,462	13,802,462
Depreciation	-	19,680,339	19,680,339
Amortization	-	4,660,336	4,660,336

Total expenses	16,900,341	41,320,069	58,220,410

Net income (loss)	$53,509,486	(40,912,793)	12,596,693

  Audited combined gross income and direct operating expenses as prepared in accordance with Rule 3-14 of Regulation S-X for the following properties:

Newnan Crossing Phase I and II, Pavilion at Kings Grant, Hickory Ridge, CorWest Plaza, Metro Square (Super Value) Center, Larkspur Landing, North Ranch Pavilion, La Plaza Del Norte, MacArthur Crossing, Promenade at Red Cliff, Peoria Crossings, Dorman Center, Heritage Towne Crossing, Paradise Valley Marketplace, Best on the Boulevard, Bluebonnet Parc, North Rivers Town Center, Arvada Connection and Arvada Marketplace, Eastwood Town Center, Watauga Pavilion, Northpointe Plaza, Plaza Santa Fe II, Pine Ridge Plaza and Huebner Oaks Center.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

  Total pro forma adjustments for acquisitions consummated as of June 14, 2004 are as though the properties were acquired January 1, 2003. No pro forma adjustments were made for the Eckerds - Edmond and the Eckerds - Norman as the properties were completed in 2003 and there were no significant operations prior to our acquisition. No pro forma adjustments were made for the Eckerds - Greer, Eckerds - Kill Devil Hills, Eckerds - Columbia or the Eckerds - Crossville, as the properties were completed in 2004 and there were no significant operations prior to our acquisition.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$5,135,233	(447,919)	4,687,314
Additional rental income	1,505,480	-	1,505,480

Total income	6,640,713	(447,919)	6,192,794

Advisor asset management fee	-	-	-
Property operating expenses	1,680,811	-	1,680,811
Management fees	-	298,802	298,802
Interest expense	-	2,268,560	2,268,560
Depreciation	-	1,864,172	1,864,172
Amortization	-	754,290	754,290

Total expenses	1,680,811	5,185,824	6,866,635

Net income (loss)	$4,959,902	(5,633,743)	(673,841)

  Unaudited combined gross income and direct operating expenses based on information provided by the Seller for the following properties:

Shops at Park Place, Stony Creek Marketplace, Darien Towne Center, Shaw's Supermarket (New Britain), and Alison's Corner

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

  The advisor asset management fee is expected to be subordinated to the shareholders' receipt of a stated return thus no amount is reflected.

  Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements and in-place lease intangibles will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2003 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement.

  The value of the acquired leases will be amortized over the lease term.

  The pro forma adjustments relating to interest expense were based on the following debt terms:
	Principal	Interest	Maturity
Property	Balance	Rate (%)	Date

Stony Creek	$14,162,000	4.770	01/11
Shaw's Supermarket (New Britain)	6,450,000	4.684	11/28
CorWest Plaza	18,150,000	4.560	02/09
Hickory Ridge	23,650,000	4.531	02/09
Larkspur Landing	33,630,000	4.450	02/09
La Plaza del Norte	32,528,000	4.610	03/10
Darien Towne Center	16,500,000	4.650	06/10
Shops at Park Place	13,127,000	4.710	11/08
Newnan Crossing	21,543,000	4.380	03/09
Peoria Crossings	20,497,000	4.090	04/09
North Ranch Pavilion	10,157,000	4.120	04/09
Metro Square Center	6,067,000	4.280	04/09
MacArthur Crossing	12,700,000	4.290	05/09
Pavilion at Kings Grant	5,342,000	4.390	05/09
Promenade at Red Cliff	10,590,000	4.290	05/09
Dorman Center	27,610,000	4.180	05/09
Heritage Towne Crossing	8,950,000	4.374	06/09
Eckerds - Edmond	1,850,000	4.374	06/09
Eckerds - Norman	2,900,000	4.374	06/09
Best on the Boulevard	19,525,000	3.990	05/09

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

	Principal	Interest	Maturity
Property	Balance	Rate (%)	Date

Bluebonnet Parc	12,100,000	4.372	05/09
Alison's Corner	3,850,000	4.272	06/10
North Rivers Town Center	11,050,000	4.760	05/09
Paradise Valley Marketplace	15,681,000	4.550	05/09
Watauga Pavilion	19,617,000	4.140	06/10
Northpointe Plaza	30,850,000	4.272	05/09
Plaza Santa Fe II	17,600,000	6.200	12/12

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Paradise Valley Marketplace ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No 4 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Paradise Valley Marketplace for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

May 21, 2004

Paradise Valley Marketplace
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004
(unaudited)

	For the	For the year
	three months ended	ended
	March 31, 2004	December 31, 2003
Gross income:	(unaudited)
Base rental income	$449,832	1,486,785
Operating expense and real estate tax recoveries	54,799	219,877

Total gross income	504,631	1,706,662

Direct operating expenses:
Operating expenses	26,470	130,116
Real estate taxes	47,629	181,118
Insurance	7,942	30,256

Total direct operating expenses	82,041	341,490

Excess of gross income over direct operating expenses	$422,590	1,365,172

See accompanying notes to historical summary of gross income and direct operating expense.

Paradise Valley Marketplace
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Business

  Paradise Valley Marketplace (the Property) is located in Phoenix, Arizona. The Property consists of approximately 138,627 square feet of gross leasable area and was 81% occupied at December 31, 2003. The Property is leased to two tenants that account for approximately 41% of base rental revenue for the year ended December 31, 2003. On April 8, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party seller.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 4 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $46,680 for the year ended December 31, 2003.

  Paradise Valley Marketplace
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from five to twenty years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,847,829
2005	1,860,272
2006	1,852,512
2007	1,596,997
2008	1,368,899
Thereafter	10,350,861

$18,877,370
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Best on the Boulevard ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No 4 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Best on the Boulevard for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

June 14, 2004

Best on the Boulevard
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004
(unaudited)

	For the	For the year
	three months ended	ended
	March 31, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$777,350	2,946,442
Operating expense and real estate tax recoveries	48,915	196,720

Total gross income	826,265	3,143,162

Direct operating expenses:
Operating expenses	67,731	197,234
Real estate taxes	20,288	77,799
Insurance	10,133	56,336

Total direct operating expenses	98,152	331,369

Excess of gross income over direct operating expenses	$728,113	2,811,793

See accompanying notes to historical summary of gross income and direct operating expense.

Best on the Boulevard
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Business

  Best on the Boulevard (the Property) is located in Las Vegas, Nevada. The Property consists of approximately 204,000 square feet of gross leasable area and was 98% occupied at December 31, 2003. The Property is leased to four tenants that account for approximately 70% of base rental revenue for the year ended December 31, 2003. On April 14, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party seller.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 4 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $152,725 was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $21,111 for the year ended December 31, 2003.

  Gross income excludes lease buy-out income as such amounts are not comparable to the proposed future operations of the property.

  Best on the Boulevard
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from one to eleven years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$2,777,000
2005	2,615,000
2006	2,657,000
2007	2,705,000
2008	2,732,000
Thereafter	10,162,000

$23,648,000
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Bluebonnet Parc ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No 4 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Bluebonnet Parc for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

June 14, 2004

Bluebonnet Parc
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004

(unaudited)

	For the	For the year
	three months ended	ended
	March 31, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$405,509	1,680,019
Operating expense and real estate tax recoveries	54,952	247,837

Total gross income	460,461	1,927,856

Direct operating expenses:
Operating expenses	28,732	102,120
Real estate taxes	31,210	124,838
Insurance	11,103	44,410

Total direct operating expenses	71,045	271,368

Excess of gross income over direct operating expenses	$389,416	1,656,488

See accompanying notes to historical summary of gross income and direct operating expense.

Bluebonnet Parc
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Business

  Bluebonnet Parc (the Property) is located in Baton Rouge, Louisiana. The Property consists of approximately 135,000 square feet of gross leasable area and was approximately 89% occupied at December 31, 2003. The Property is leased to two tenants that account for approximately 58% of base rental revenue for the year ended December 31, 2003. On April 22, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party seller.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 4 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $58,881 for the year ended December 31, 2003.

  Bluebonnet Parc
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from one to seventeen years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,621,138
2005	1,621,138
2006	1,621,138
2007	1,632,710
2008	1,671,590
Thereafter	9,990,092

$18,157,806
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of North Rivers Town Center ("the Property") for the period of October 1, 2003 (commencement of operations) to December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No 4 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in Note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of North Rivers Town Center for the period of October 1, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

May 25, 2004

North Rivers Town Center

Historical Summary of Gross Income and Direct Operating Expenses
For the period of October 1, 2003 (commencement of operations) to December 31, 2003 and the three months ended March 31, 2004
(unaudited)

		For the period of October 1, 2003
	For the three months ended	(commencement of operations) to
	March 31, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$475,837	119,006
Operating expense and real estate tax recoveries	41,591	49,926

Total gross income	517,428	168,932

Direct operating expenses:
Operating expenses	38,133	53,201
Real estate taxes	12,136	46,233

Total direct operating expenses	50,269	99,434

Excess of gross income over direct operating expenses	$467,159	69,498

See accompanying notes to historical summary of gross income and direct operating expense.

North Rivers Town Center
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period of October 1, 2003 (commencement of operations) to December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Business

  North Rivers Town Center (the Property) is located in Charleston, South Carolina. The Property consists of approximately 141,167 square feet of gross leasable area and was 53% occupied at December 31, 2003. The Property is leased to six tenants of which three account for approximately 82% of base rental revenue for the year ended December 31, 2003. On April 27, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party seller.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 4 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  The Property has one ground lease that is classified as an operating lease with terms extending through January 2014. Total ground lease income was $20,097 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $3,583 for the year ended December 31, 2003.

  North Rivers Town Center
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the period of October 1, 2003 (commencement of operations) to December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from three to ten years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,507,058
2005	1,635,570
2006	1,647,145
2007	1,627,461
2008	1,616,978
Thereafter	7,128,154

$15,162,366
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Arvada Marketplace and Connection ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No 4 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Arvada Marketplace and Connection for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

June 8, 2004

Arvada Marketplace and Connection

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004
(unaudited)

	For the	For the year
	three months ended	ended
	March 31, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$864,350	3,609,715
Contingent rent	-	152,934
Operating expense and real estate tax recoveries	271,869	1,118,604

Total gross income	1,136,219	4,881,253

Direct operating expenses:
Operating expenses	123,217	513,159
Real estate taxes	276,372	1,105,488
Insurance	8,660	32,699

Total direct operating expenses	408,249	1,651,346

Excess of gross income over direct operating expenses	$727,970	3,229,907

See accompanying notes to historical summary of gross income and direct operating expense.

Arvada Marketplace and Connection

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Business

  Arvada Marketplace and Connection ("the Property) is located in Arvada, Colorado. The Property consists of approximately 528,000 square feet of gross leasable area and was approximately 67% occupied at December 31, 2003. The Property is leased to four tenants that account for approximately 53% of base rental revenue for the year ended December 31, 2003. On April 29, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party seller.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 4 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $152,934 was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $482 for the year ended December 31, 2003.

  Arvada Marketplace and Connection
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from three to twenty years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$3,451,409
2005	3,315,310
2006	3,049,468
2007	2,882,800
2008	2,210,180
Thereafter	5,724,575

$20,633,742
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Eastwood Town Center ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No 4 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Eastwood Town Center for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

June 8, 2004

Eastwood Town Center

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004
(unaudited)

	For the	For the year
	three months ended	ended
	March 31, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$1,652,801	6,251,312
Contingent rent	-	10,123
Operating expense and real estate tax recoveries	281,464	1,309,884

Total gross income	1,934,265	7,571,319

Direct operating expenses:
Operating expenses	286,259	1,214,244
Real estate taxes	58,697	234,786
Insurance	40,338	161,355

Total direct operating expenses	385,294	1,610,385

Excess of gross income over direct operating expenses	$1,548,971	5,960,934

See accompanying notes to historical summary of gross income and direct operating expense.

Eastwood Town Center
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Business

  Eastwood Town Center (the Property) is located in Lansing, Michigan. The Property consists of approximately 334,500 square feet of gross leasable area and was approximately 98% occupied at December 31, 2003. The Property is leased to four tenants that account for approximately 19% of base rental revenue for the year ended December 31, 2003. On May 13, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party seller.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 4 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $10,123 was earned during the year ended December 31, 2003.

  In addition, rental income includes $135,059 of rent from one tenant that pays monthly rent based upon a percentage of monthly sales in lieu of minimum rents provided in the lease. The minimum rents schedule below excludes such tenant.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $236,890 for the year ended December 31, 2003.

  Eastwood Town Center
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from five to fifteen years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$6,347,034
2005	6,364,074
2006	6,389,942
2007	6,409,218
2008	6,354,825
Thereafter	31,443,155

$63,308,248
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Watauga Pavilion ("the Property") for the period of August 15, 2003 (commencement of operations) to December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No 4 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Watauga Pavilion for the period of August 15, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

May 28, 2004

Watauga Pavilion

Historical Summary of Gross Income and Direct Operating Expenses
For the period of August 15, 2003 (commencement of operations) to December 31, 2003 and the three months ended March 31, 2004
(unaudited)

	For the	For the period from
	three months ended	August 15, 2003 to
	March 31, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$547,045	198,325
Operating expense and real estate tax recoveries	122,473	7,110

Total gross income	669,518	205,435

Direct operating expenses:
Operating expenses	28,568	9,288
Real estate taxes	129,422	8,692
Insurance	9,446	9,446

Total direct operating expenses	167,436	27,426

Excess of gross income over direct operating expenses	$502,082	178,009

See accompanying notes to historical summary of gross income and direct operating expense.

Watauga Pavilion
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period August 15, 2003 (commencement of operations) to December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Business

  Watauga Pavilion (the Property) is located in Watauga, Texas. The Property consists of approximately 205,575 square feet of gross leasable area and was 93% leased and 43% occupied at December 31, 2003. The Property is leased to three tenants that account for approximately 49% of base rental revenue for the period of August 15, 2003 (commencement of operations) to December 31, 2003. On May 21, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property.

  Watauga Pavilion was under construction during 2003 and commenced operations August 15, 2003, with a portion of the Property's gross leasable area (representing approximately 88,300 square feet) complete as of December 31, 2003. The remaining portion of the Property's gross leasable area (representing the remaining approximately 117,275 square feet) is under construction and scheduled to be completed during 2004.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 4 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the period from August 15, 2003 (commencement of operations) to December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $157,979 for the period from August 15, 2003 (commencement of operations) to December 31, 2003.

  Watauga Pavilion
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the period August 15, 2003 (commencement of operations) to December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from five to fifteen years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,778,694
2005	2,311,353
2006	2,311,555
2007	2,312,565
2008	2,308,121
Thereafter	12,657,110

$23,679,398
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Northpointe Plaza ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No 4 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Northpointe Plaza for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

June 7, 2004

Northpointe Plaza
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004
(unaudited)

	For the	For the year
	three months ended	ended
	March 31, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$1,019,796	4,258,776
	-	554,354
Operating expense and real estate tax recoveries	315,392	1,119,324

Total gross income	1,335,188	5,932,454

Direct operating expenses:
Operating expenses	159,522	481,111
Real estate taxes	165,847	663,388
Insurance	22,687	90,748

Total direct operating expenses	348,056	1,235,247

Excess of gross income over direct operating expenses	$987,132	4,697,207

See accompanying notes to historical summary of gross income and direct operating expense.

Northpointe Plaza
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Business

  Northpointe Plaza (the Property) is located in Spokane, Washington. The Property consists of approximately 484,000 square feet of gross leasable area and was approximately 99.8% occupied at December 31, 2003. The Property is leased to four tenants that account for approximately 53% of base rental revenue for the year ended December 31, 2003. On May 28, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party seller.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 4 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $554,354 was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $62,126 for the year ended December 31, 2003.

  Gross income excludes lease termination income as such amounts are not comparable to the proposed future operations of the Property.

  Northpointe Plaza
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from one to fourteen years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$4,035,578
2005	3,915,240
2006	3,581,719
2007	3,388,281
2008	3,338,415
Thereafter	18,175,030

$36,434,263
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Plaza Santa Fe II ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No 4 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Plaza Santa Fe II for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

May 25, 2004

Plaza Santa Fe II
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004
(unaudited)

	For the	For the year
	three months ended	ended
	March 31, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$811,853	3,110,836
Operating expense and real estate tax recoveries	104,886	504,170

Total gross income	916,739	3,615,006

Direct operating expenses:
Operating expenses	52,703	319,032
Ground rent expense	107,411	429,643
Real estate taxes	33,162	141,555
Insurance	23,321	64,254
Interest	273,764	1,107,262

Total direct operating expenses	490,361	2,061,746

Excess of gross income over direct operating expenses	$426,378	1,553,260

See accompanying notes to historical summary of gross income and direct operating expense.

Plaza Santa Fe II
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Business

  Plaza Santa Fe II (the Property) is located in Santa Fe, New Mexico. The Property consists of approximately 222,400 square feet of gross leasable area and was approximately 98% occupied at December 31, 2003. The Property is leased to four tenants that account for approximately 49% of base rental revenue for the year ended December 31, 2003. On June 1, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party seller.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 4 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $81,729 for the year ended December 31, 2003.

  Plaza Santa Fe II
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from three to fifteen years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$3,161,371
2005	3,123,383
2006	3,007,686
2007	2,947,969
2008	2,859,712
Thereafter	15,738,974

$30,839,095
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

The property is subject to a ground lease with annual payments, payable to an unaffiliated third party of $375,000 until November 30, 2010, $431,250 until November 30, 2020 and $495,938 until maturity. The ground lease matures in 2023. Although the ground lease provided for increases in minimum rent payments over the term of the lease, ground lease expense accrues on a straight-line basis. The related adjustment increased ground rent expense by approximately $55,000 for the year ended December 31, 2003.

Minimum rents to be paid to the unaffiliated third party under the ground lease in effect at December 31, 2003 are as follows:

Year	Total

2004	$375,000
2005	375,000
2006	375,000
2007	375,000
2008	375,000
Thereafter	8,998,750

$10,873,750
  Interest Expense

Inland Western Retail Real Estate Trust, Inc. assumed a $17,600,000 mortgage loan secured by the Property in connection with the acquisition. The mortgage loan bears a fixed interest rate of 6.2%, payable in monthly installments of principal and interest, and matures on December 1, 2012.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Pine Ridge Plaza ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No 4 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Pine Ridge Plaza for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

June 7, 2004

Pine Ridge Plaza
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004
(unaudited)

	For the	For the year
	three months ended	ended
	March 31, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$360,937	1,194,069
Operating expense and real estate tax recoveries	102,740	275,432

Total gross income	463,677	1,469,501

Direct operating expenses:
Operating expenses	40,336	158,676
Real estate taxes	76,980	307,918
Insurance	4,778	19,110

Total direct operating expenses	122,094	485,704

Excess of gross income over direct operating expenses	$341,583	983,797

See accompanying notes to historical summary of gross income and direct operating expense.

Pine Ridge Plaza
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Business

  Pine Ridge Plaza (the Property) is located in Lawrence, Kansas. The Property consists of approximately 275,800 square feet of gross leasable area and was approximately 75% occupied at December 31, 2003. The Property is leased to three tenants that account for approximately 66% of base rental revenue for the year ended December 31, 2003. On June 7, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party seller.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 4 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $49,168 for the year ended December 31, 2003.

  Gross income excludes condemnation income as such amounts are not comparable to the proposed future operations of the Property.

  Pine Ridge Plaza
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from five to twenty years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,408,301
2005	1,414,600
2006	1,330,048
2007	1,167,794
2008	1,061,244
Thereafter	6,934,670

$13,316,657
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Huebner Oaks Center ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No 4 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Huebner Oaks Center for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

June 7, 2004

Huebner Oaks Center
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004
(unaudited)

	For the	For the year
	three months ended	ended
	March 31, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$1,315,356	5,352,653
Operating expense and real estate tax recoveries	467,059	1,853,927

Total gross income	1,782,415	7,206,580

Direct operating expenses:
Operating expenses	175,366	689,252
Real estate taxes	291,585	1,112,014
Insurance	20,174	105,825

Total direct operating expenses	487,125	1,907,091

Excess of gross income over direct operating expenses	$1,295,290	5,299,489

See accompanying notes to historical summary of gross income and direct operating expense.

Huebner Oaks Center
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Business

  Huebner Oaks Center (the Property) is located in San Antonio, Texas. The Property consists of approximately 287,000 square feet of gross leasable area and was approximately 96% occupied at December 31, 2003. The Property is leased to four tenants that account for approximately 24% of base rental revenue for the year ended December 31, 2003. On June 8, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party seller.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 4 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $474,883 was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $48,392 for the year ended December 31, 2003.

  Huebner Oaks Center
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases which terms range from one to fourteen years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$4,912,549
2005	4,836,548
2006	4,592,763
2007	4,002,328
2008	2,629,263
Thereafter	5,218,634

$26,192,085
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Alison's Corner

Historical Summary of Gross Income and Direct Operating Expenses
For the period of September 1, 2003 (commencement of operations) through December 31, 2003 and the three months ended March 31, 2004 (unaudited)

	For the three	For the period from
	months ended	September 1, 2003 to
	March 31, 2004	December 31, 2003
Gross income:	(unaudited)
Base rental income	$136,633	167,495
Operating expense and real estate tax recoveries	28,848	25,293

Total gross income	165,481	192,788

Direct operating expenses:
Property operating expenses	4,789	15,198

Total direct operating expenses	4,789	15,198

Excess of gross income over direct operating expenses	$160,692	177,590

See accompanying notes to historical summary of gross income and direct operating expense.

Alison's Corner

Historical Summary of Gross Income and Direct Operating Expenses
for the period of September 1, 2003 (commencement of operations) through December 31, 2003 and the three months ended March 31, 2004 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from September 1, 2003 (commencement of operations) through December 31, 2003 and the three months ended March 31, 2004, respectively, has been prepared from the operating statements provided by the owners of the property during that period and requires management of Alison's Corner to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from September 1, 2003 (commencement of operations) through December 31, 2003 and the three months ended March 31, 2004, respectively.